Exhibit 99.2

S1 Corporation Investor Presentation May 2010 Copyright (c) 2010. S1 Corporation. All rights reserved. 1

This presentation contains forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward- looking statements. These statements, including without limitation statements and projections regarding our revenue, Adjusted EBITDA, management objectives, custom projects, and additional investment costs, are based on our beliefs as well as assumptions made using information currently available to us. Because these statements reflect our current views concerning future events, they involve risks, uncertainties and assumptions. Therefore, actual results may differ materially from those contemplated by the forward- looking statements. The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All of the forward-looking statements are expressly qualified by the risk factors discussed in the Company's filings with the Securities and Exchange Commission. For a detailed discussion of these risk factors, please review the Company's filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, and subsequent filings. Except as required by law, the Company will not update forward-looking statements over the course of future periods. For questions related to this information, please contact Paul Parrish, Chief Financial Officer, at 404-923-3500 or paul.parrish@S1.com. Forward Looking Statements Copyright (c) 2010. S1 Corporation. All rights reserved. 2

This presentation includes references to Adjusted EBITDA, a non-GAAP financial measure, the most directly comparable U.S. GAAP equivalent of which is Net income for our consolidated results and Operating income for our segment results. We define Adjusted EBITDA as, in the case of our consolidated results, Net income plus interest and other expense (income), plus income taxes or, in the case of our segment results, Operating income, in each case adjusted for depreciation, amortization of intangibles, and stock-based compensation expense. Although we believe our presentation of non-GAAP financial measures provide useful supplemental information to investors regarding our results of operations, our non-GAAP financial measures should only be considered in addition to, and not as a substitute for or superior to, our financial measures prepared in accordance with U.S. GAAP. The use of non- GAAP financial measures is subject to inherent limitations because they do not include all the expenses that must be included under U.S. GAAP and because they involve the exercise of management's judgment of which charges should properly be excluded from the non-GAAP financial measure. Management accounts for these limitations by not relying exclusively on non-GAAP financial measures, but only using such information to supplement U.S. GAAP financial results. Our non-GAAP financial measures may be different from such measures used by other companies. We believe that the presentation of this non-GAAP financial measure provides useful information to investors regarding our results of operations. A reconciliation of our non-GAAP financial measure to the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP is detailed in Appendix A to this presentation. All 2010 financial projections are based on the mid-point of the Company's 2010 financial guidance provided on May 5, 2010. Non-GAAP Measures and 2010 Financials Projections Copyright (c) 2010. S1 Corporation. All rights reserved. 3

Overview Global provider of software for: Payments Online Banking Branch Banking Headquarters: Norcross, Georgia, USA Nasdaq: SONE Approximately 1,675 employees 3,000+ customers in more than 50 countries Offices around the world Copyright (c) 2010. S1 Corporation. All rights reserved. 4

Payments ATM Driving Card Management Merchant Acquiring Retail Payments Online Banking Corporate Online Trade Finance Online Business Online Consumer Online Voice Solutions Mobile Teller Sales and Service Call Center Lending Copyright (c) 2010. S1 Corporation. All rights reserved. 5

ATM Driving Card Management Merchant Acquiring Retail Payments Solutions to Segments Banking: Large FI Corporate Online Trade Finance Online Business Online Consumer Online Branch (International) Mobile Banking: Community FI Business Online Consumer Online Mobile Voice Branch (USA) State Farm Branch Customer Copyright (c) 2010. S1 Corporation. All rights reserved. 6

ATM Driving Card Management Merchant Acquiring Retail Payments Segments: Four Stories Corporate Online Trade Finance Online Business Online Consumer Online Branch (International) Mobile Business Online Consumer Online Mobile Voice Branch (USA) State Farm Branch Customer Current custom projects are projected to be completed by end of 2011 Copyright (c) 2010. S1 Corporation. All rights reserved. 7 Banking: Large FI Banking: Community FI

Financials: Total Company In millions US$ In millions US$ Copyright (c) 2010. S1 Corporation. All rights reserved. 8 (P) = Projected

Financials: Custom Projects - Wind-Down The Company has used some of this Adjusted EBITDA to make additional investments to better position the Company for long-term success Copyright (c) 2010. S1 Corporation. All rights reserved. 9 (P) = Projected In millions US$ In millions US$

Financials: Total Company (excluding Custom Projects) *Includes $8.9M of additional investment in 2010 in connection with migration of Community FI customers to new state of the art product In millions US$ In millions US$ Copyright (c) 2010. S1 Corporation. All rights reserved. 10 (P) = Projected

Payments A Growth Story Copyright (c) 2010. S1 Corporation. All rights reserved. 11

Payments: Financials In millions US$ In millions US$ *Growth impacted as larger and more complex deals cause a shift to percentage of completion software license revenue recognition Copyright (c) 2010. S1 Corporation. All rights reserved. 12 (P) = Projected

Payments: Growth Worldwide In millions US$ Copyright (c) 2010. S1 Corporation. All rights reserved. 13 (P) = Projected

Payments: The Market Payments ATM Driving Card Management Merchant Acquiring Retail Payments Top 600 banks in the world Top 500 retailers in the world Regional and National networks ATM processors Merchant acquirers Card associations Serviceable Market Size: ~$1B annually Copyright (c) 2010. S1 Corporation. All rights reserved. 14

Payments: Market Drivers Payments ATM Driving Card Management Merchant Acquiring Retail Payments Legacy systems replacement cycle in progress Competitors moving to open systems Some legacy vendors no longer in business In-house systems developers approaching retirement Regulations EMV continues to drive opportunities PCI drives retailers to hosted environment Security regulations keep evolving New sources of revenue and cost optimization Globalization Copyright (c) 2010. S1 Corporation. All rights reserved. 15

Payments: Competitive Advantage World's leading open systems payment technology switch More open systems implementations than all other vendors combined Proven Solution 15 years experience on open systems Advanced Functionality Highly productized; Rapid implementation Smooth upgrade path High Availability - 99.999% True application level active-active technology Proven Scalability -1,000+ transactions per second Mature software development kit (SDK) Legacy system conversion expertise and migration tools Copyright (c) 2010. S1 Corporation. All rights reserved. 16 Payments ATM Driving Card Management Merchant Acquiring Retail Payments

Payments: Customers Payments ATM Driving Card Management Merchant Acquiring Retail Payments > 20 customers drive more than 1,000 ATMs each > 25% of all off-premise ATMs in the USA 25% of all ATMs in Australia 2 of the largest ATM network owners in the world 3 of the largest core system providers in the USA 7 of the top 25 banks in the Middle East 33 banks in 11 countries in Latin America The largest banking group in Colombia One of the top 3 banks in Brazil Top 3 banks in South Africa 9 of the top 10 retail banks in Sub-Saharan Africa World's largest non-bank foreign exchange company World's largest issuer of private label cards Copyright (c) 2010. S1 Corporation. All rights reserved. 17

Payments: Customers Payments ATM Driving Card Management Merchant Acquiring Retail Payments 5 of the top 10 UK retailers 8 of the top 10 retailers in South Africa Largest retailer in Asia outside of Japan World's largest courier company One of the world's largest petroleum companies One of the world's largest food service retailers Largest USA travel center operator One of the largest EFT processors in Europe One of the world's top media & entertainment companies The UK's largest gift card issuer One of the world's largest card issuers One of the top 10 merchant acquirers in the USA One of the top 3 merchant acquirers in Poland 7 national networks in Sub-Saharan Africa Copyright (c) 2010. S1 Corporation. All rights reserved. 18

Payments: Key Wins Since January 2009 A debit network in the USA A top 3 bank in Brazil The largest banking group in Colombia A top 10 bank in Saudi Arabia A top 3 bank in the United Arab Emirates One of the world's largest food service retailers The largest retailer in Africa A top 3 bank in the UK One of the 3 largest ATM owners in Australia One of the world's top media & entertainment companies One of the world's premier consumer electronics brands A top 10 retailer in Africa (our 100th customer in Africa) Payments ATM Driving Card Management Merchant Acquiring Retail Payments Copyright (c) 2010. S1 Corporation. All rights reserved. 19

Payments: Primary Competitors Payments ATM Driving Card Management Merchant Acquiring Retail Payments Software vendors ACI Worldwide Largest legacy system player Moving towards open systems Various regional players Most are on or moving to open platforms In-house systems Mainly legacy systems Processors Mainly legacy systems S1 believes it is the world's leading open systems payment technology vendor with more open systems implementations than all other vendors combined Copyright (c) 2010. S1 Corporation. All rights reserved. 20

Banking: Large Financial Institution (excluding Custom Projects) A Late-Stage Turnaround Copyright (c) 2010. S1 Corporation. All rights reserved. 21

Banking: Large FI - State of the Business Business severely challenged: Product Project Customer support Hosting availability Big customer losses (stickiness works temporarily in our favor) Extremely low customer satisfaction Significant Adjusted EBITDA losses Situation in 2006 Copyright (c) 2010. S1 Corporation. All rights reserved. 22

Banking: Large FI - State of the Business Created a structure that gives authority and drives accountability Consolidated product development in fewer locations Rebuilt the: Product development team Professional services team Support team Hosting team Focused on, and invested in, solving customer issues Improved management reporting Take cost out in the right areas, spend money in the right areas Consolidated disparate code lines What Have We Done? Copyright (c) 2010. S1 Corporation. All rights reserved. 23

Banking: Large FI - State of the Business Customer Satisfaction Copyright (c) 2010. S1 Corporation. All rights reserved. 24 *Q1 2010 survey results

Banking: Large FI - State of the Business Customer Satisfaction - Customer Case Study In millions US$ Copyright (c) 2010. S1 Corporation. All rights reserved. 25 *Q1 2010 survey results

Banking: Large FI - State of the Business Where Are We Now? Hosting 2007: 98.500% = 131 hours of downtime a year 2010: 99.996% = 21 minutes of downtime a year In millions US$ Copyright (c) 2010. S1 Corporation. All rights reserved. 26 *Q1 2010 results (P) = Projected

Banking: Large FI - State of the Business Where Are We Now? Consolidation of Online Banking Code-Lines Corporate Online Trade Finance Online Business Online Consumer Online Corporate Online Trade Finance Online Business Online Consumer Online Copyright (c) 2010. S1 Corporation. All rights reserved. 27

Banking: Large FI - State of the Business What Do We Still Need To Do? Further Consolidation of Code-Lines Corporate Online Trade Finance Online Business Online Consumer Online Corporate Online Trade Finance Online Business Online Consumer Online Opportunities for Margin Expansion through efficiencies in Product development, Professional services, Customer support Copyright (c) 2010. S1 Corporation. All rights reserved. 28 (P) = Projected

Banking: Large FI - Financials (excluding Custom Projects) In millions US$ In millions US$ Copyright (c) 2010. S1 Corporation. All rights reserved. 29 (P) = Projected

Financial institutions worldwide with assets > $5B Top 300 financial institutions in the USA Hosted solutions On-premise solutions Targeting specific regions: United States Western Europe Middle East South East Asia Banking: Large FI - Market Overview and Size Banking: Large FI Corporate Online Trade Finance Online Business Online Consumer Online Branch (International) Mobile Serviceable Market Size: ~$1B annually Copyright (c) 2010. S1 Corporation. All rights reserved. 30

Banking: Large FI - Market Drivers Increased adoption of online and mobile channels Emphasis on treasury and cash management services Emerging small business segments Corporate clients Streamline costs through Application consolidation Automation Heightened security awareness and threats Increased regulatory and compliance pressures Convergence of online banking and payments Banking: Large FI Corporate Online Trade Finance Online Business Online Consumer Online Branch (International) Mobile Copyright (c) 2010. S1 Corporation. All rights reserved. 31

Banking: Large FI - Competitive Advantage Banking: Large FI Corporate Online Trade Finance Online Business Online Consumer Online Branch (International) Mobile Online Banking Market leader in corporate online banking solutions Recognized by Aite Group, Celent, Greenwich Associates Tailored banking services (class of service) enables banks to: Design, package and deploy unique services for Unlimited segments in Corporate, small business and consumer Comprehensive payment capabilities Support for over 100 payment types worldwide Interactive information reporting Mobile Banking Strong integration with Online Banking Out-of-band authentication Out-of-band authorization Payment approvals Copyright (c) 2010. S1 Corporation. All rights reserved. 32

Banking: Large FI - Customers 8 of the top 15 USA banks 2 of the top 5 ACH originators in the USA 3 of the top 5 banks in Canada 2 of the top 10 banks in Europe Largest bank in Japan Largest banking group in Colombia Largest bank in Jordan Second largest bank in China 2 of the top 3 banks in Thailand Banking: Large FI Corporate Online Trade Finance Online Business Online Consumer Online Branch (International) Mobile Copyright (c) 2010. S1 Corporation. All rights reserved. 33

Banking: Large FI - Key Wins Since January 2009 New customers 2 top 10 banks in the USA Largest bank in Singapore Largest bank in Jordan USA subsidiary of largest bank in India Global corporate online banking for USA bank Cross-sells of corporate online banking Largest banking group in Colombia USA business of largest bank in Japan Top 50 bank in the USA Top 100 bank in the USA Banking: Large FI Corporate Online Trade Finance Online Business Online Consumer Online Branch (International) Mobile Copyright (c) 2010. S1 Corporation. All rights reserved. 34

Banking: Large FI - Primary Competitors

- **Banking: Large FI**
- Corporate Online
- Trade Finance Online
- Business Online
- Consumer Online
- Mobile
- Branch (International)

- ACI Worldwide
- Bottomline
- Clear2Pay
- Corilian (Fiserv)
- Digital Insight (Intuit)
- Fidelity
- Financial Fusion (Sybase)
- Fundtech

Copyright © 2010. S1 Corporation. All rights reserved.
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Banking: Community Financial Institution A Mid-Stage Turnaround Copyright (c) 2010. S1 Corporation. All rights reserved. 36

Banking: Community FI - State of the Business Good recurring revenue Good margins, but minimal investment in previous 5 years Dated technology Low customer satisfaction in Online Banking High customer attrition in Online Banking Situation in 2006 Copyright (c) 2010. S1 Corporation. All rights reserved. 37

Banking: Community FI - State of the Business Reinvested in the business Product Tactical updates on existing Internet banking product to retain customers Started development of replacement product using our payments platform People/Organization Installed dedicated sales force and account management Improved professional services delivery methodology and capacity Improved customer support Customer retention Implemented contract renewals for three year terms for Online Banking Evolved to subscription based business model What Have We Done? Copyright (c) 2010. S1 Corporation. All rights reserved. 38

Banking: Community FI - State of the Business Replacement product approaching mass roll-out Online Banking - 11 customers live Voice Banking More than 80 customers live Hosted product in production (legacy product was on-premise only) Migrations ~40 active Online Banking migration projects New business development Dedicated sales force on new business capture Believe product has been extremely well received and is highly competitive Where Are We Now? Copyright (c) 2010. S1 Corporation. All rights reserved. 39

Banking: Community FI - State of the Business Complete product mass roll-out readiness Planned completion in 2010 Align product development expenses with revenue Complete migration effort Planned completion by end of 2011 Build momentum with new sales New product highly competitive Focus on direct sales as well as channel development Customer retention Complete migrations to minimize customer losses What Do We Still Need To Do? Copyright (c) 2010. S1 Corporation. All rights reserved. 40

Banking: Community FI - Financials In millions US$ Copyright (c) 2010. S1 Corporation. All rights reserved. 41 Additional investment costs are projected to wind-down as Custom Projects wind-down (P) = Projected

Banking: Community FI - Financials In millions US$ In millions US$ Copyright (c) 2010. S1 Corporation. All rights reserved. 42 *Includes acquisition of PM Systems (P) = Projected

Banking: Community FI - Market Overview and Size

- **Banking: Community FI**
- Business Online
- Consumer Online
- Mobile
- Voice
- Branch (USA)

Serviceable Market Size: ~$600M annually

- Online Banking
  - Banks and credit unions in USA with assets < $5B
  - Number of banks: ~7,807
  - Number of credit unions: ~7,725
  - Total number of institutions: ~15,532
    - Top 25% is our targeted serviceable market
- Branch Banking
  - $10B+ in assets - direct sales
  - < $10B in assets - channel sales

Copyright © 2010. S1 Corporation. All rights reserved.
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Banking: Community FI - Market Drivers Online Banking Increased adoption of online and mobile banking Continued pressure to compete with big banks Heightened security awareness and threats Branch Banking Obsolete technology Cost reduction Remove servers from the branches Paperless branches - image capture Copyright (c) 2010. S1 Corporation. All rights reserved. 44 Business Online Consumer Online Mobile Voice Branch (USA)

Banking: Community FI - Competitive Advantage Online Banking Multi-channel solution Built on a highly available payments platform Single view of all customer activity across multiple channels Substantial payments & online banking integration possibilities Mobile banking integrated with payments Highly configurable Branch Banking High customer satisfaction Significant presence in USA market Integrated teller and sales & service platform Proven capability to integrate with different core systems Copyright (c) 2010. S1 Corporation. All rights reserved. 45 Business Online Consumer Online Mobile Voice Branch (USA)

Banking: Community FI - Customers > 200 business banking customers > 300 consumer banking customers > 450 voice banking customers > 35 mobile banking customers > 950 branch banking customers > 90,000 teller lanes Copyright (c) 2010. S1 Corporation. All rights reserved. 46 Business Online Consumer Online Mobile Voice Branch (USA)

Banking: Community FI - Primary Competitors Argo Core processors Digital Insight (Intuit) Fidelity FundsXpress (First Data) Q2 Copyright (c) 2010. S1 Corporation. All rights reserved. 47 Business Online Consumer Online Mobile Voice Branch (USA)

Summary Copyright (c) 2010. S1 Corporation. All rights reserved. 48

Payments Significant market opportunity Uniquely positioned Banking: Large FI (excluding Custom Projects) Cross-sales Margin expansion Banking: Community FI Recurring revenue Significant margin expansion Additionally... USA NOLs of ~ $229M as of 3/31/2010 Own ~13.5% of outstanding shares of Yodlee Cash of $48.2M as of 3/31/2010 Summary: Three Exciting Growth Opportunities Copyright (c) 2010. S1 Corporation. All rights reserved. 49

Appendix A Reconciliation of Non-GAAP Measures Copyright (c) 2010. S1 Corporation. All rights reserved. 50

Appendix A: Total Company Financials Copyright (c) 2010. S1 Corporation. All rights reserved. 51

Appendix A: 2009 Segment Financials Copyright (c) 2010. S1 Corporation. All rights reserved. 52

Appendix A: 2008 Segment Financials Copyright (c) 2010. S1 Corporation. All rights reserved. 53

Appendix A: 2007 Segment Financials Copyright (c) 2010. S1 Corporation. All rights reserved. 54

Appendix A: Total Company Financials (excluding Custom Projects) Copyright (c) 2010. S1 Corporation. All rights reserved. 55

Appendix A: Banking: Large FI Financials (excluding Custom Projects) Copyright (c) 2010. S1 Corporation. All rights reserved. 56

Appendix A: Custom Project Financials* Copyright (c) 2010. S1 Corporation. All rights reserved. 57 *Included in Banking: Large FI segment